                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation of our report included in or incorporated by reference in this Form 10-K, into the company's previously filed Registration Statement File Nos. 33-6501, 2-86625, 2-60244, 33-20051, 33-21106, 33-44514 and
33-51272.


                                                           ARTHUR ANDERSEN & CO.

Cincinnati, Ohio,
April 27, 1994